Winter 2023 Investor Presentation Ahold Delhaize Lancaster, PA

This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among others, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine; inflation and rising interest rates; labor and power costs; labor shortages; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our directors and affect the price of our shares of common stock of beneficial interest, $0.01 par value per share; the potential dilutive effect of our common stock offerings. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Disclaimer

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 1 Fall 2023

89% 2% 9% Warehouse Third-Party Managed Transportation 94% 1% 5% Warehouse Third-Party Managed Transportation Company Snapshot Note: Figures as of December 31, 2023. Figures may not sum due to rounding (1) Includes 14 ground leased assets (2) 2023 GCCA North American Top 25 List (May 2023), per GCCA website. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (3) Based on COLD share price of $25.77 as of February 23, 2024 (4) Represents share of Revenues and NOI from Same Store Warehouse Segment on a constant currency basis (5) Amount includes nine months of Core EBITDA from the Safeway acquisition prior to Americold’s ownership as well as the facility lease expense for sites that it previously incurred operating lease expense for but was subsequently purchased (6) Segment contribution refers to segment’s revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income (“NOI”) Portfolio Overview FY 2023 Segment Breakdown Revenue Contribution / NOI (6) FY 2023 TOTAL REVENUE $2,673mm FY 2023 TOTAL CONTRIBUTION (NOI) $771mm Warehouses 245 Ownership Type 197 owned (1), 43 capital / operating leased, 5 managed Total Capacity 1.5bn cubic feet / 46.0mm square feet Average Facility Size 6.0mm cubic feet / 188K square feet Geographic Operations North America, Europe, Asia- Pacific and South America Estimate of N.A. Market Share 18.5% (2) Number of Customers ~3,800 Number of Pallet Positions ~5.4mm Global leader in temperature-controlled logistics real estate and value added services focused on the ownership, operation, development and acquisition of temperature-controlled warehouses $10.6bn Total Enterprise Value (3) $574mm 2023 PF Core EBITDA (5) Equity Market Cap (3)$7.4bn $0.88 4Q23 Annualized Dividend per Share Financial Highlights 4.3% / 12.8% 2023 Total Revenue / NOI Growth Rate (4) 2

Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government 3

Warehouse NOI Third-Party Managed Transportation Integrated Operations Overview (1) Figures as of December 31, 2023. T h ir d -P ar ty M an ag e d W ar eh o u se (S to ra ge a n d H an d lin g) ▪ Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income ▪ Comprehensive value-add services ▪ Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors ▪ Warehouse management services provided at customer- owned facilities ▪ Operating costs passed through to customers ▪ Asset-light consolidation, management and brokerage services ▪ Complements warehouse segment ▪ Enhances customer retention and drives warehouse storage and occupancy ▪ Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold’s scale Segment Overview Select Customers % of Contribution (1) Tr an sp o rt at io n Third-Party Managed 1% Transportation 5% 94% Clearfield Distribution Facility – Clearfield, UT Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy 4

# of Facilities 197 27 19 2 245 Square Feet (mm) 39.8 3.8 2.1 0.2 46.0 Cubic Feet (mm) 1,289 121 80 10 1,500 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of December 31, 2023. Figures do not include Americold’s South American JV investment in SuperFrio or Middle Eastern investment in the RSA JV Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe Total 5

A Global Market Leader in Temperature-Controlled Warehousing 6 Rank Company Market Share Cubic Ft (mm) # of Facilities 1 Lineage Logistics (3) 11.2% 2,848 ~424 2 5.9% (4) 1,500 (4) 245 3 US Cold Storage, Inc. 1.7% 423 ~40 4 NewCold Holdings, LLC 0.8% 215 ~19 5 Nichirei Logistics Group, Inc. 0.8% 199 ~206 6 Emergent Cold LatAm 0.6% 147 ~70 7 Interstate Warehousing, Inc. 0.5% 116 ~8 8 Frialsa Frigorificos 0.4% 109 ~20 9 Constellation Cold Logistics 0.4% 103 ~27 10 SuperFrio Logistica Frigorificada (4) 0.3% 81 ~35 TOTAL (5) 22.6% 5,742 Note: Americold portfolio figures as of December 31, 2023. Number of facilities estimated as per publically available information. Figures may not sum due to rounding (1) 2023 GCCA North American Top 25 List (May 2023), per GCCA website. Market share calculated as a percentage of total market cold storage capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (2) 2023 GCCA Global Top 25 List (March 2023), per GCCA website. Market share calculated as a percentage of total market cold storage capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (3) Figures for Lineage Logistics do not include the recent acquisition of Grupo Fuentes or Burris Logistics (4) Figures do not include Americold’s South American JV investment in SuperFrio or Middle Eastern investment in the RSA JV (5) The remaining 40.9% and 77.4% of the North American and global markets consist of ~2.9bn cubic feet and ~19.6bn cubic feet, respectively Rank Company Market Share Cubic Ft (mm) # of Facilities 1 Lineage Logistics (3) 28.3% 1,976 ~274 2 18.5% 1,289 197 3 US Cold Storage, Inc. 6.1% 423 ~40 4 Interstate Warehousing, Inc. 1.7% 116 ~8 5 FreezPak Logistics 1.0% 68 ~11 6 Conestoga Cold Storage 0.9% 64 ~6 7 Congebec Logistics, Inc. 0.9% 61 ~11 8 NewCold Holdings, LLC 0.7% 48 ~4 9 CORE X Partners 0.6% 41 ~7 10 Nor-Am Cold Storage 0.5% 38 ~5 TOTAL (5) 59.1% 4,124 North American Market (1) Global Market (2) Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

21% 33% 23% 24% WestEast Central Southeast 83% 8% 9% 1% North AmericaEurope Asia-Pacific South America 19% 18% 14% 8% 7% 6% 6% 5% 4% 4% 3% 2% 2% 1% Retail ⁽⁴⁾Packaged Foods ⁽²⁾ Poultry Dairy Potatoes Beef Other Pork Frozen Produce Bakery Distributors ⁽³⁾ Fresh Produce Seafood Beverage 7 43% 28% 28% 1% Distribution Production Advantaged Public Warehouse Facility Leased 51% 24% 25% Distribution Production Advantaged Public Warehouse Facility Leased 1% Highly Diversified Business Model Produces Stable Cash Flows U.S. WarehouseGlobal Warehouse FY 2023 WAREHOUSE REVENUE FY 2023 WAREHOUSE REVENUE FY 2023 TOTAL U.S. WAREHOUSE REVENUE FY 2023 WAREHOUSE REVENUE FY 2023 WAREHOUSE CONTRIBUTION (NOI) Pro Forma Global Geographic Diversity (1) Pro Forma Warehouse Type Pro Forma Commodity Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends ~78% of Revenue from Food Manufacturers and ~19% from Retailers Note: December 31, 2023 LTM Revenue and NOI pro forma for acquisitions. Figures may not sum due to rounding (1) Diversification based on warehouse segment revenues for the twelve months ended December 31, 2023 (2) Packaged foods reflect a broad variety of temperature-controlled meals and foodstuffs (3) Distributors reflects a broad variety of product types from distribution customers (4) Retail reflects a broad variety of product types from retail customers

25 largest customers account for approximately 49% (3) of warehouse revenues, with no customer generating more than 5% (3) of revenues Long-Standing Relationships with Top 25 Customers Have been with Americold for an average of ~37 years 15 customers are investment grade (2) 100% utilize multiple facilities 100% utilize technology integration 88% utilize value-add services 96% utilize committed contracts or leases 80% are in fully dedicated sites 60% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 8 (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of Q4 2023 (3) Based on LTM warehouse revenues as of December 31, 2023

Growing Committed Revenue in Warehouse Portfolio Note: Revenues represent LTM figures. Dollars in millions (1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of December 31, 2023 (2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended December 31, 2023 (3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of December 31, 2023 ▪ Fixed storage committed contracts and leases currently represent: o 52% of warehouse rent and storage revenues (1) and o 53% of total warehouse segment revenues (2) ▪ 7-year weighted average stated term (3) ▪ 4-year weighted average remaining term (3) ▪ As of December 31, 2023, we had entered into at least one fixed commitment contract or lease with 24 of our top 25 warehouse customers ▪ The scope and breadth of our network positions us to continue to increase our fixed storage commitments ▪ Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold’s commercialization standards Annualized Committed Rent & Storage Revenue (1) Other Rent & Storage Revenue Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2) Other Warehouse Segment Revenue Total LTM Warehouse Rent & Storage Revenue Total LTM Warehouse Segment Revenue Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases 9 41% 42% 42% 44% 43% 44% 46% 48% 48% 49% 53% 59% 58% 58% 56% 57% 56% 54% 52% 52% 51% 47% $2,016 $2,115 $2,167 $2,199 $2,204 $2,275 $2,325 $2,353 $2,369 $2,361 $2,390 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 39% 39% 39% 40% 41% 41% 42% 46% 49% 50% 52% 61% 61% 61% 60% 59% 59% 58% 54% 51% 50% 48% $854 $884 $907 $919 $936 $969 $1,001 $1,042 $1,064 $1,101 $1,109 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23

Opportunity to grow Warehouse NOI from both Rent & Storage and recovery of Warehouse Services margin $515 $583 $666 $876 $999 $1,102 $662 $795 $883 $1,209 $1,304 $1,289 $1,177 $1,377 $1,549 $2,085 $2,303 $2,391 2018A 2019A 2020A 2021A 2022A 2023A Rent & Storage Warehouse Services $338 $387 $438 $538 $612 $706 $37 $61 $82 $48 $24 $16 $375 $448 $520 $586 $636 $723 2018A 2019A 2020A 2021A 2022A 2023A Rent & Storage Warehouse Services Global Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 31.8% 32.5% 33.6% 27.6% Contribution (NOI) Margin: 28.1% 10 30.2%

Same Store Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM Same Store warehouse segment as of December 31, 2023. Illustrative representation scaled to $1. Future results may vary. Figures may not sum due to rounding. (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.43) Other Facility Costs Ex p e n se s R ev e n u e s Rent & Storage Warehouse Services Total Warehouse = $0.45 $0.55 $1.00 Other Services Costs ($0.10) ($0.06) ($0.10) ($0.43) ($0.10) + $0.29 $0.02 $0.31 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.10) 65% 4% 31%N O I – – – – Margin: % WH Total: 94% 6% 100% 11

Disciplined Growth Strategy Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities ✓ Signifies COLD has and continues to capitalize on these growth opportunities Global Food Producers and Retailers Outsourcing & Sale- Leaseback Opportunities 8 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 9 Operational Efficiencies & Cost Containment 3 ✓ Underwriting & Contract Standardization 2 ✓ Rate Escalations / Occupancy Increases 1 ✓ Customer-Specific Build-to-Suit & Market-Driven Development 4 ✓ Redevelopment & Existing Site Expansion 5 ✓ Industry Consolidation 6 ✓ Geographic Expansion into New Markets 7 ✓ External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse 12 ✓

91% 1% 8% 219 3 18 240 Same Store NOI Margin Organic Growth Initiatives Have Driven Stable Same Store Performance 13 Actual $ Growth % TOTAL COLD WAREHOUSE FACILITIES Total SS Warehouse SS Rent & Storage SS Warehouse Services Legacy COLD Same Store Acquired Non-Same Store Legacy / Redevelopment Non-Same Store Non-Same Store Same Store Note: Figures as of December 31, 2023, unless otherwise indicated. Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period (1) 2023 results impacted by cyber security incident (2) 2024 full year guidance is 2.5% - 5.5% as of February 22, 2024 (3) 2024 full year guidance is 400 – 450 bps higher than the associated revenue as of February 22, 2024 Historical same store performance is the culmination of active asset management, our integrated network and market position, successful implementation of commercial strategies and disciplined operations focus Total Same Store Warehouse NOI GrowthSame Store Warehouse Revenue Growth 4Q 2023 Same Store Portfolio Historically expected to range between 2% – 4% on a constant currency basis (2) Historically expected to range 100 – 200 bps higher than associated SS revenue (3) Constant Currency $ Growth %Constant Currency $ Growth % Actual $ Growth % 1.9% 6.9%1.9% 3.9%1.3% 5.3%6.4% (4.9%) Actions taken to address unprecedented COVID-related supply chain and labor disruptions and inflationary pressure have yielded positive results COVID Timeframe COVID Timeframe 5.1% COVID Timeframe 2.9% 3.4% 11.8% (1) (1) (1) 3.9% 3.5% 2.3% 0.3% 8.5% 4.3% 2018 2019 2020 2021 2022 2023 7.4% 5.1% 5.6% (5.8%) 6.7% 12.8% 2018 2019 2020 2021 2022 2023 66.2% 67.0% 66.8% 65.7% 62.6% 64.9% 5.8% 6.9% 9.3% 8.7% 5.2% 3.5% 32.1% 32.6% 34.1% 32.6% 29.8% 31.4% 2018 2019 2020 2021 2022 2023

Allentown, PA Expansion and Development Overview 14 (1) As of December 31, 2023; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate (2) Cost to date through December 31, 2023; projects are substantially complete. Additional spending may be incurred for residual cost and retainage. Exchange rates as of December 31, 2023 (3) Based on midpoint of estimated NOI ROIC (4) Reflects midpoint of Management’s estimated cost range to complete as of December 31, 2023 (5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all Existing Sites for Future Expansion Expansion Opportunities 730+ acres of excess developable land In current portfolio Customer- Specific Market- Demand + Estimated Cost to Complete (4) ~$214mm ~$5mm spent / ~$219mm total (1 Expansion / 1 Development) 28.1mm Cu Ft ~59,000 Pallets Estimated Investment $1bn+ Under Construction Current Development Pipeline (5) Expansion and Development Opportunities (1) Gateway, GA Phase 2 Plainville, CT ✓ Includes both customer-specific and market-demand ✓ Global opportunities ✓ Greenfield developments and expansions ✓ Automated and conventional facilities ✓ Food manufacturers and retail customers Recently Completed / Ramping to Stabilization Auckland, NZ Total Estimated Cost ⁽²⁾ ~$647mm Total Estimated Stabilized NOI (3) ~$72mm Highlighted projects completed within the last 18 months and represent ~$550mm of Cost ⁽²⁾ and ~$61mm of NOI (3) Lurgan, N. Ireland Calgary, Canada Dunkirk, NY Dublin, Ireland Barcelona, Spain Lancaster, PA Russellville, AR Spearwood, Australia Kansas City, MO

Our recent strategic partnerships illustrates Americold's unique ability to create value by collaborating with global leaders in the supply chain ▪ In Q4 2022, COLD entered into a strategic agreement with DP World, a top five global port owner and operator ̶ On a case-by-case basis, COLD gets the right to design, build, own and operate cold-storage facilities on DP World’s strategic port locations ̶ DP World moves ~10% of global trade through its seamless, interconnected global network of ports and terminals, economic and free zones, logistics hubs and marine services ̶ DP World benefits from increased traffic through its port locations due to the new COLD facilities, while COLD expands its strategic footprint and supports customer growth in key markets Recent Strategic Partnerships Canadian Pacific Kansas City DP World Canadian Pacific Kansas City (“CPKC”)DP World ▪ In Q2 2023, COLD entered into a strategic agreement with the CPKC, one of North America’s largest railroad companies ̶ On a case-by-case basis, COLD gets the right to design, build, own and operate cold-storage facilities on strategic nodes within CPKC’s railroad network ̶ CPKC owns the first and only single-line transnational railroad linking the U.S., Canada and Mexico ̶ Will enable the preclearance of frozen product traveling by transnational rail, resulting in meaningfully lower supply chain costs with more efficient and environmentally friendly transportation for CPKC and COLD customers 15

Completion of Two Automated Facilities for Ahold Delhaize ▪ COLD competed the development of two automated, retail fulfillment centers for Ahold Delhaize USA (“ADUSA”) that will serve ~750 stores in the Northeast and Mid-Atlantic US – Upon completion, ADUSA became a top 25 customer – Ahold Delhaize is the 2nd largest grocer in the world with strong investment grade ratings (S&P: BBB+ / Moody's: Baa1) (1) ▪ ~$325mm of total development capital investment (2) ▪ Lancaster, PA: Commenced operation in Q1 2023 and is expected to fully stabilize in Q3 2025 ▪ Plainville, CT: Commenced operation in Q4 2023 and is expected to fully stabilize in Q4 2025 ▪ Provides long-term infrastructure for a top grocer in the US ▪ 20-year commitment with highly attractive returns – 10-12% expected stabilized NOI ROIC for both sites ▪ Grocery retail remains mission-critical in a post COVID-19 world Strategic Rationale Development Overview Plainville, CT Note: No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that targeted returns will be achieved (1) Ratings as of Q4 2023 (2) Reflects Management’s estimated total cost as of December 31, 2023 Facilities Lancaster, PA and Plainville, CT Clear Height ~130 feet Total Cubic Feet ~23.5mm cubic feet Total Pallet Positions ~59K pallet positions Developments at a Glance The Ahold Delhaize highly automated development is an opportunity for Americold to continue to grow in the retail sector Lancaster, PA 16

Russellville, AR Expansion for Conagra Brands The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer ▪ COLD expanded its Russellville, Arkansas facility for a total of $90mm in a dedicated build for Conagra Brands – Operation completed in Q3 2023 and is expected to fully stabilize in Q4 2024 – Expected to generate stabilized NOI ROIC of ~10%-12% ▪ Conagra Brands (NYSE: CAG) is one of North America’s leading branded food companies – CAG is a top tier strategic customer – COLD has served CAG for decades in multiple locations – CAG is rated BBB-/Baa3/BBB- by S&P, Moody’s, Fitch (1) Expansion Overview Expansion at a Glance (1) Ratings as of Q4 2023 Clear Height ~130 feet Cubic Feet ~13mm cubic feet Pallet Positions ~42K pallet positions 17 Russellville, AZ

$392 Floating $2,871 Fixed 12% 88% $3.3bn 8% 92% Cash $60 Revolver Availability $737 $0.8bn Well-Laddered Balance Sheet with Significant Liquidity ✓ Significant Liquidity: ~$0.8bn (4) – $737mm Undrawn Senior Unsecured Revolving Credit Facility ▪ Interest Rate: Base Rate + 84 bps ✓ Minimal near-term debt maturities 8% 92% $259 Secured $3,004 Unsecured $3.3bn Rate TypeDebt Type ✓ Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody’s) TOTAL LIQUIDITY Total Debt Profile Liquidity Note: Dollars in millions. Figures based on company filings as of December 31, 2023. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding (1) Does not include sale-leaseback financing obligations or financing lease obligations (2) Revolver maturity date assumes the exercise of two six month extension options (3) Term Loan maturity date assumes the exercise of two 12-month extension options (4) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less $20.8mm in letter of credit Real Estate Debt Maturity (1) TOTAL DEBT TOTAL DEBT 18 COLD maintains a strong liquidity position and a well-laddered maturity profile As of December 31, 2023, COLD has total debt outstanding of $3.3 billion ✓ COLD transitioned its balance sheet to 92% unsecured and 88% fixed rate with a remaining weighted average term of 5.3 years ✓ No material debt maturities until 2026 $386 $442 $350 $400 $200 $270 $189 $375 $392 – – – 7% 26% 15% 13% 12% 15% – 13% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Revolver Balance ⁽²⁾ Senior Unsecured Term Loan A-1 ⁽³⁾ Senior Unsecured Term Loan A-2 (CAD) Senior Unsecured Term Loan A-3 Series A 4.68% Unsecured Notes due 2026 Series B 4.86% Unsecured Notes due 2029 Series C 4.10% Unsecured Notes due 2030 Series D 1.62% Unsecured Notes due 2031 Series E 1.65% Unsecured Notes due 2033 % of Debt Maturing

Commitment to Environmental, Social and Governance Initiatives 19 Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 217 facilities  27 ENERGY STAR certified facilities and member of U.S. Green Building Council (USGBC)  2023 GRESB score of 80 (5 points higher than prior year score of 75)  2023 CDP score of C (in line with supply chain companies within CDP’s defined peer set)  32 active Solar projects and 13 active Rainwater Harvesting projects  Completed LED lighting conversions at 193 facilities  Awarded Newsweek’s America’s Most Responsible Companies List 2022  Food Logistics magazine’s Top Green Service provider for last four years  Incorporated an ESG component into new credit facilities, a reduction in the interest rate upon meeting certain GRESB ratings Social initiatives  Core Mission: We help our customers feed the world  Serve the public good by maintaining the integrity of food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox – Launched a partnership with Feed the Children and key customers to defeat hunger Shareholder-friendly corporate governance  Eight of nine board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations

Commitment to Environmental, Social and Governance Initiatives 20 Certified by the GCCA Energy Excellence Recognition Program 217 TOTAL SITES (1) Saved at Americold owned and operated facilities versus 2021 OVER 103M kWh Shed by 67 sites participating in demand response programs; $1.7 million awarded in demand response 39.8 MEGAWATT HOURS (MWh) In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 emissions since 2018 at legacy sites ▪ 32 solar facilities (1) 8% DECREASE With average reduction of ~4.8 million kWh and 3,376 MTCO2 reduction annually ▪ 193 total LED sites (1) 13 NEW LED SITES Of rainwater harvested in 2021 ▪ 13 rainwater harvesting projects (1) OVER 5.6M GALLONS Environmental by the Numbers Note: 2022 data presented in latest ESG report (1) Number of facilities as of 4Q 2023